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                                                                   EXHIBIT 10.31

BANK OF MISSISSIPPI                                       MASTER PROMISSORY NOTE

MAKER(S):  Back Yard Burgers, Inc.                    CUSTOMER NO. 1439256
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AMOUNT: $703,936.00                                   DATE:  November 10, 1998
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FOR VALUE RECEIVED, the Obligor(s) [which term is used throughout this note and which shall include the undersigned marker(s) together with all endorsers(s), surety (sureties), co-maker(s), and guarantor(s) of this note], jointly and severally, promise to pay to the order of BANK OF MISSISSIPPI, Tupelo, Mississippi, negotiable and payable at the Bank's office in OLIVE BRANCH, Mississippi (herein called "Bank"), its successors and assigns, in current funds of the principal sum of: -------SEVEN HUNDRED THREE THOUSAND NINE HUNDRED THIRTY-SIX DOLLARS AND NO/100 ----------------------------------- ($703,936.00)
Dollars, together with interest, calculated on the principal debt evidenced hereby from (check appropriate provision) [ ] 360 day year, [X] 365 day year, on the principal debt evidenced hereby from (check appropriate provision) [ ]___ to maturity, [ ] date to maturity, [X] date(s) of the disbursement of the proceeds hereof to maturity, and payable as hereinafter set forth. This note shall mature, and said principal debt, and interest thereon, shall be due and payable as provided in the sub-paragraph(s) as follows (check appropriate provisions):

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As to PRINCIPAL Only:
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
 [ ]  On __________________________________________,_______________________;  or
 [ ]  In ______________ installments of $___________________________________________ each, commencing on _______________________, and on the same day of each and every [ ] month, [ ] quarter, [ ] six (6) months, or [ ] year thereafter, plus a final installment of the balance of the principal and interest thereon on ____________________________________________________.
 [ ]  Other (Specify) ___________________________________________________________________________________________________________

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

As To INTEREST Only:
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
 [X]  On February 10 , 1999, and on the same day of each and every [ ] month, [X] quarter, [ ] six (6) months, or [ ] year thereafter; or
 [ ]  Paid in advance to maturity by discount of the principal; or
 [ ]  At maturity.
 [ ]  Other (Specify)____________________________________________________________________________________________________________

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

As to JOINT Principal and Interest:
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
 [ ]  In ______________ installments of $_________________________________________ each, commencing on __________________,_______
        and on the same day of each and every [ ] month, [ ] quarter, [ ] six (6) months, or [ ] year thereafter, plus a final installment of the balance of the principal and interest thereon on ____________________________________________________,
 [X]  On August 10, 1999.
        Said payment(s) shall be applied first to the payment of interest at the per annum rate provided hereinbelow and any amount remaining after payment of said interest shall be applied in reduction of the unpaid principal of the note.
 [ ]  Other (Specify)____________________________________________________________________________________________________________

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

The RATE of Interest:
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
 [ ]  __________________% per annum.
 [ ]  A floating rate of interest per annum equal to [ ] Bank of Mississippi Prime Rate, [ ] national Prime Rate;
 [X]  A floating rate of interest per annum equal to .5 % above [X] Bank of Mississippi Prime Rate, [ ] national Prime Rate; Said
        Bank of Mississippi Prime Rate being that of interest as periodically determined by Bank of Mississippi, One Mississippi
        Plaza, Tupelo, Mississippi, and said national Prime Rate being the base rate on corporate loans at large United States money center commercial banks, as published in The Wall Street Journal. In the event that more than one national Prime Rate is published, the higher of the published rates will apply. The said interest rate is not necessarily the best rate which the bank may, from time to time, offer or contract or charge.
 [ ]  Other (Specify)____________________________________________________________________________________________________________

Said rate of interest is to be adjusted if and as provided hereinbelow.
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Effective Date of Rate ADJUSTMENT:
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
 [X]  The same day that the rate of interest as set out above changes during the term of this note.
 [ ]  On the first day of the month following a change in the rate of interest as set out above during the term of this note.
 [ ]  On the first day of the next calendar quarter (January, April, July, October ) following a change in the rate of interest as set out above during the term of this note.
 [ ]  Other (Specify) ___________________________________________________________________________________________________________

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         Provided, however, that the rate of interest under this note shall not be adjusted below a minimum of n/a % nor above a maximum of n/a % except that in no event shall the rate of interest under this note exceed the maximum amount permitted by applicable law for a bank chartered under the laws of the State of Mississippi. In the event that the interest rate indicated herein and/or the interest payments made hereunder shall be or shall become usurious, said interest rate and/or interest payment shall be considered to be an error, and immediately upon discovery thereof, such rate shall be renegotiated between Bank and Maker(s) and/or that portion of such interest payments that is usurious shall be refunded. From the date of default, or at any time during the continuance of any event of default, or at any time from and after maturity, at Bank's option, and notwithstanding the provisions concerning minimum and maximum interest rates provided in the first sentence of this paragraph, interest is payable per annum at (check appropriate provision) [ ] the maximum rate of interest which the Bank as a bank chartered under the laws of the State of Mississippi is permitted by law to contract and charge; [X] 2.0 % in excess of the rate of interest per annum provided hereinabove in the section of this note entitled "The RATE of Interest;" said rate to remain in effect until such default is cured to the Bank's satisfaction, is waived in writing without notice to the Obligor(s) hereto as stated hereinabove. Obligor(s) waive(s) notice of any rate adjustments.

         Upon demand Obligor(s) agree(s) to pay all expenses directly related to the loan evidenced hereby incurred or to be incurred in this making, servicing or collection, including, but not limited to, reasonable attorney's fees, filing and recording fees, insurance premiums and taxes. The Obligor(s) further agree(s) to pay to Bank, upon demand, all charges for services rendered or to be rendered by its officers and employees or others with whom the Bank shall contract or otherwise engage for such services directly for inspecting, verifying and servicing the collaterals securing the obligation set forth herein and for the collection of said loan.

         The Obligor(s) has/have granted to Bank a lien or security interest in, has/have deposited with Bank or has/have pledged as collateral security for the payment of this and any other present or future indebtedness or liability of the Obligor(s) to Bank, whether now due or hereafter to become due, directly or indirectly (as principal, endorser, surety, guarantor, or otherwise), the property described as follows:




                    (Description of collateral begins here!)

First Deed of Trust on Phase II, Lot 2, Village Shops of Crumpler Place, Olive Branch, Desoto County, MS, Back Yard Burger Restaurant to be constructed thereon.

S/A and F/S on all Furniture, Fixtures and Equipment, now owned or hereafter acquired by Back Yard Burgers, Inc., to be located at their place of business at Phase II, Lot 2, Village Shops of Crumpler Place, Olive Branch, Desoto County, MS.


(check appropriate provision[s]):

[ ] REPLENISHABLE MASTER NOTE: This is a Revolving Master Note, upon which the maker(s) can borrow, repay, and reborrow up to the amount of this Note during the term of the Note provided that Obligor(s) is (are) in compliance with all terms, conditions, and covenants stated herein and/or in corresponding credit agreements(s).
[X] NON-REPLENISHABLE MASTER NOTE: This is a Revolving Master Note, upon which the maker(s) can borrow in various amounts up to the amount of this Note during the term of the Note provided that Obligor(s) is (are) in compliance with all terms, conditions, and covenants stated herein and/or in corresponding credit agreements(s).
[X] If a payment is more than 15 days past due, a late payment charge of the lesser of $50.00 or 4% of the delinquency will be charged. This charge will be collected only one time on a specific installment and will not be collected on a partial payment resulting from the deduction of a late payment charge from a regular scheduled payment.

         In the event of the prepayment in whole or in part of the indebtedness evidenced hereby, (check appropriate provision);
[X]      No prepayment penalty will apply;
[ ] the following prepayment penalty will apply: % of the principal amount(s) paid prior to maturity and during the first year of the term hereof; % of the principal amount(s) paid prior to maturity and during the second year of the term hereof; % of the principal amount(s) paid prior to maturity and during the third year of the term hereof.

         Upon the happening of any of the following events, all of the aforesaid liabilities shall, without notice, at the option of the Bank, become immediately due without demand for payment thereof: (a) The failure of any Obligor to perform any agreement hereunder or related to the loan evidenced hereby, including but not limited to the non-payment at maturity of this note, any interest accrued thereon, or any other liability to said Bank or holder; (b) the death of any Obligor; (c) the filing of any petition under any Bankruptcy Act, Federal or State, by or against any Obligor; (d) the filing of any application for the appointment of a receiver or the making of a general assignment for the benefit of creditors by, or any other act of insolvency of any Obligor, however expressed or indicated; (e) the entry of any judgement against any Obligor; (f) the issuing of any attachment or garnishment or the filing of any lien against any property of any Obligor; (g) the determination by Bank that a material adverse change has occurred in the financial condition of any Obligor; (h) the dissolution, merger, consolidation or reorganization of any Obligor; (i) the sale or assignment by any Obligor of any equity or other right in any of the collateral without the written consent of Bank; (j) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (k) the failure to pay when due all expenses and taxes as required hereinabove and the premium on any life insurance policy assigned as collateral to the Bank; and/or the failure to pay the premium when due on any other type of insurance policy required by Bank concerning this note and/or said collateral security; (1) the Bank deeming itself to be insecure; (m) the failure to promptly furnish sufficient additional security, when in the opinion of the Bank or holder hereof such is needed, upon twenty-four hours notice, verbal or written at the option of said Bank or holder; (n) the adjudication of any Obligor a bankrupt; (o) the transfer, without the written consent of Bank, of any collateral securing this note to any state other than the state in which said Bank's lien(s) on said collateral security is (are) and/or shall be perfected.

         No delay or omission on the part of the Bank, or the holder, in exercising any right hereunder or related to the obligations evidenced hereby shall operate as a waiver of such right or of any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

         Every maker, surety, endorser, guarantor, or other party, whether primarily or secondarily liable on this note or the indebtedness evidenced hereby, agrees that any monies or other property at any time in the possession of Bank belonging to any of said parties and any deposits, balance of


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deposits, balance of deposits or other sums at any time credited by or due from bank to any of said parties, may at all time, at the option of Bank, be held and treated as collateral security for the payment of any liability of Obligor(s) to Bank, whether due or not due, and Bank may, at its sole option and at anytime before or after default, set off the amount due or to become due hereon against any claim of any of said parties against Bank.

         Every maker, surety, endorser and guarantor of this note or the obligation set forth herein waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or endorsement of this Note or their respective obligations hereon; consents to any extensions or postponements of the due date or time of payment hereof, or of any other indebtedness [with or without concurrence of the Obligor(s)] in whole or in part without notice to the Obligor(s) and without limitation as to the number of such extensions or the period or periods thereof; and consents to any substitution, exchange or release of collateral and/or to the addition or release of any other party or person whether primarily or secondarily liable. Each extension granted shall be noted herein by the Bank or holder with a new date of maturity clearly indicated.

         OBLIGOR(S) WAIVE)(S) RIGHT OF TRAIL BY JURY. Any provision(s) herein that is (are) or that shall become void or unenforceable shall not render any other provisions(s) hereof void or unenforceable.

         All rights and powers of Bank hereunder shall inure to the benefit of any subsequent holder or assignee of this Note and the owner of any part of the debt evidenced thereby.

         This instrument shall be governed by and construed in accordance with the laws of the State of Mississippi and applicable Federal law.

         It is agreed by all parties hereto that the proceeds of this loan (check appropriate provision) [X] will not [ ] will be used primarily for personal, family, or household purposes.

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
                        ADDRESS(ES)                                            SIGNATURE(S) OF MAKER(S)

2768 Colony Park Drive                                           Back Yard Burgers, Inc.
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Memphis, TN  38118
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                                                                 Lattimore M. Michael, Chief Executive Officer
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